UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2012

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14837	75-2756163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

    On March 16, 2012, Quicksilver Resources Inc. (the “Company”) received notice from the New York Stock Exchange (the “Exchange”) notifying the Company that because it had not timely filed its Annual Report for the year ended December 31, 2011 (the “Annual Report”) pursuant to Section 203.01 of the Exchange’s Listed Company Manual, and as a result, is subject to the procedures under Section 802.01E.  On March 16, 2012, the Company notified the Exchange that it expects to file its Annual Report and issue its financial statements by the week of April 16, 2012.  The Company’s shares remain listed on the Exchange.  A copy of the letter from the Exchange is attached as Exhibit 99.1 and incorporated herein by reference.

    This Form 8-K includes some “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, among other things, our statement that the Company expects to file its Annual Report by the week of April 16, 2012.  There can be no assurance that the Company will be able to file its Annual Report within the time required by the Exchange rule and discretionary extensions, if any.  If the Company cannot timely file within the time required by the Exchange, then the Company’s common stock may become delisted from the Exchange which, among other things, would adversely affect the ability to trade such shares freely, restrict liquidity in the market for such shares and have a material adverse affect on our stock price.  Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those projected.  Factors that could affect the Company’s actual results include unanticipated delays in the conclusion of the Company’s 2011 integrated audit and the effects of other various risk factors and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission, especially on Forms 10-K, 10-Q and 8-K.  Such forward-looking statements are made only as of the date of this Form 8-K, and the Company does not undertake any obligation to update any forward-looking statement to reflect subsequent events or circumstances except to the extent required by applicable law.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Letter from the Exchange, dated March 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip Cook
Executive Vice President – Chief Financial Officer

Date:  March 20, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Letter from the Exchange, dated March 16, 2012